                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                                      OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    JULY 26, 1999
                                                  -----------------




                         MAGAININ PHARMACEUTICALS INC.
        ---------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

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      DELAWARE                    0-19651                     13-3445668
  --------------------------------------------------------------------------
   (State or other              (Commission                 (IRS Employer
   jurisdiction of              File Number)             Identification No.)
   incorporation)
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     5110 CAMPUS DRIVE, PLYMOUTH MEETING, PA                  19462
--------------------------------------------------------------------------------
     (Address of principal executive offices)               (Zip Code)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:      (610) 941-4020
                                                    ----------------------



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

     On July 26, 1999, Magainin Pharmaceuticals Inc. (the "Company") announced that it had received notification from the U.S. Food and Drug Administration that its New Drug Application for LOCILEX CREAM (pexiganan acetate cream 1%) had been deemed not approvable. For more information regarding this announcement, please see the Company's press release, dated July 26, 1999, which is filed herewith as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Business Acquired: None

     (b)  Pro Forma Financial Information: None

     (c)  Exhibits:
          99.1  Press release, dated July 26, 1999.


                                       2
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                                 SIGNATURES
                                 ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 MAGAININ PHARMACEUTICALS INC.



                                 By:  /s/ Michael R. Dougherty
                                     ------------------------------------------
                                   Michael R. Dougherty
                                   President and Chief Executive Officer


Dated:  July 26, 1999
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                                 EXHIBIT INDEX
                                 -------------


Exhibit
-------

 99.1  Press release, dated July 26, 1999.